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                                                                    EXHIBIT 5(i)

                                                                 APPLICATION FOR
                                                        DEFFERED VARIBLE ANNUITY
           Mail to: Sage Life, P.O. Box 3000, Dept 5162, Hartford, CT 06150-5162


[SAGE LOGO]
SAGE LIFE ASSURANCE OF AMERICA, INC.
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                         1.  OWNER
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First                   Middle                      Last


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Residence Street Address


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City                    State                       Zip


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Birthdate (Mo/Day/Yr)   [ ] M  [ ] F     [ ] SS#    [ ] TIN#

                        [ ] Trustee
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Phone                   E-Mail Address


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                 1A. JOINT OWNER (OPTIONAL)
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Name                                 Relationship to Owner



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Birthdate (Mo/Day/Yr)   [ ] M [ ] F      [ ] SS#   [ ] TIN#


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            2. ANNUITANT (SKIP IF SAME AS OWNER)
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First                   Middle                     Last


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Residence Street Address



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City                        State                      Zip


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Birthdate (Mo/Day/Yr)   [ ] M [ ] F      [ ] SS#   [ ] TIN#



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Phone              E-Mail Address        Relationship to Owner

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                   3. PRIMARY BENEFICIARY
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Name(s)                 SS#              Relationship to Owner %


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           3A.  CONTINGENT BENEFICIARY (OPTIONAL)
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Name(s)                 SS#              Relationship to Owner %


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                      4.  TYPE OF PLAN
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4a. [ ]  Non-Qualified  [ ]  Traditional IRA       [ ]  Simple IRA
    [ ]  Roth IRA       [ ]  Other
                                  -------------------
4b. If IRA: [ ] Regular   Tax Year              Amount $
                                  ----------            -----------
            [ ] Rollover                        Amount $
                                                         ----------
            [ ] Trustee to Trustee Transfer     Amount $
                                                         ----------
4c. Optional Riders
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                    5.  PURCHASE PAYMENT
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[ ]  Check or wire to Sage Life $                            or
                                  ---------------------------
[ ]  Estimated Amount of 1035 Exchange $                     or
                                         ---------------------
[ ]  Other
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                      6.  REPLACEMENT
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Will the proposed Contract replace any existing annuity or life
insurance policy?     [ ]  No        [ ]  Yes   (If yes, list all
companies and policy numbers and attach transfer or
exchange form)
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             7.  ALLOCATION OF PURCHASE PAYMENT
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                         -OPTIONAL-

7a.    To Dollar-Cost Averaging:

       % of my payment to be Dollar Cost Averaged to the Asset
-------Allocation Model Portfolio selected in 7b, OR to the Variable
       Sub-Accounts in 7c, unless specified otherwise in 8 below.

                   - COMPLETE 7b OR 7c -

7b.    To Asset Allocation Model Portfolios:

       % to the Asset Allocation Model Portfolio checked below:
-------
         [ ]  I   [ ] II  [ ] III [ ] IV   [ ] V   [ ] VI

                      - OR -

7c.    To Variable Sub-Accounts:

       [AIM                               MFS
       -----                              ----
     % (203) Capital Development          % (503) Total Return
-----                                -----
     % (204) Government Securities        % (504) Growth with Income
-----                                -----
     % (205) Growth and Income            % (505) High Income
-----                                -----
     % (206) Value                        % (506) Research
-----                                -----
     % (207)International Equity          % (507) Value
-----                                -----

      ALGER                               MORGAN STANLEY
      -----                               --------------
     % (303) Income and Growth           % (603) Value
-----                               -----
     % (304) MidCap Growth               % (604) Mid Cap Value
-----                               -----
     % (305) Small Cap                   % (605) Global Equity
-----                               -----

       COLONIAL/LIBERTY                   STATE STREET
       ----------------                   ------------
     % (403) U.S. Stock                  % (703) S&P 500 Index
-----                               -----
     % (404) Growth and Income           % (704) Russell 2000 Index
-----                               -----
     % (405) Small Cap Value             % (705) EAFE Index
-----                               -----
     % (406) Strategic Income
-----
     % (407) Newport Tiger                T.ROWE PRICE
-----                                     ------------
     % (408) All-Star Equity             % (903) Equity Income
-----                               -----
     % (409) Global Utilities            % (904) Mid-Cap Growth
-----                               -----
                                         % (905) Pers Strgy Balanced
                                    -----

       STEINROE                           SAGE ADVISORS
       --------                           -------------
     % (803) Growth Stock                % (002) Money Market]
-----                               -----
     % (804) Special Venture
-----
       To Fixed Sub-Accounts:
     [% (101) 1 year        % (104) 4 year       % (110) 10 year]
-----                  -----                -----
      % (102) 2 year        % (105) 5 year
-----                  -----
      % (103) 3 year        % (107) 7 year
-----                  -----

                        - OPTIONAL -

[ ]  Rebalance my Variable Sub-Account values each calendar quarter.
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             8.  DOLLAR COST AVERAGING
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DCA Account: Check the box below (only one) that you want us to Dollar Cost
Average from.

No. of Months: We will make level monthly transfers from the DCA Account for the number of months shown below. Transfers from the [Sage


Money Market] will be made over a 12-month period, unless you specify otherwise below.

Variable Sub-Accounts: Transfers will be made monthly from the DCA Account to the Asset Allocation Model Portfolio selected in 7b, OR to the same Variable
Sub-Accounts and in the same %'s as shown in 7c, unless you specify otherwise below.

   DCA Account                  No. of Months     Variable Sub-Accounts
[ ][(002) Sage Money Market]    -------------              %
                                 --------          -------- --------
[ ][(111) Fixed - 1 Year]          [12]                    %
                                                   -------- --------
[ ][(112) Fixed - 2 Year]          [24]                    %
                                                   -------- --------
[ ][(113) Fixed - 3 Year]          [36]                    %
                                                   -------- --------
[ ][(114) Fixed - 4 Year]          [48]                    %
                                                   -------- --------
[ ][(115) Fixed - 5 Year]          [60]                    %
                                                   -------- --------
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                     9.  AUTHORITY FOR TELEPHONE TRANSFERS
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I acknowledge that neither Sage Life Assurance of America, Inc. ("Sage Life")
nor any representative of Sage Life will be responsible for any claim, loss, liability or expense resulting from a telephone transfer request if we or such representative acted on the telephone request in good faith.
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
I wish to have a Personal Identification Number (PIN) issued to me in order to
make telephone transfers.                                                                 [ ] Yes  [ ] No

I_______(Owner's initials) authorize you to issue a Personal Identification
Number (PIN) to my registered  representative/agent in order for him/her to make          [ ] Yes  [ ] No
telephone transfers between Sub-Accounts on my behalf.


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                    10.  SPECIAL REQUESTS
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               11.  AMENDMENTS (H.O. USE ONLY)
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COMPANY CORRECTIONS OR ADDITIONS, IF ANY


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          12.  SUITABILITY, AGREEMENT AND SIGNATURES
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SUITABILITY:  BY SIGNING BELOW, I ACKNOWLEDGE RECEIPT OF THE CURRENT VARIABLE
ANNUITY PROSPECTUS AND UNDERSTAND THAT INCOME PAYMENTS AND SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF THE VARIABLE ACCOUNT, MAY INCREASE OR DECREASE, DEPENDING UPON INVESTMENT EXPERIENCE FOR THE CONTRACT AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.

AGREEMENT: I agree that my acceptance of the annuity applied for will constitute approval by me of any corrections or additions made in item 11 above. However, I must agree in writing to any changes in: amounts; ages; plan of annuity; and benefits. (Use of "I", "me", and "my" in this application includes multiple Owners, if applicable, and the Annuitant, where Annuitant's consent or other action is required.)

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
Signed at                                                                 On
          ------------------------------------------------------------       ------------------------------
                     CITY                     STATE                                     DATE


X                                      X                                  X
  --------------------------------       -------------------------------    ------------------------------
         APPLICANT/OWNER                       JOINT OWNER                  ANNUITANT (IF OTHER THAN OWNER)

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FLORIDA Notice to Applicants: Any person who knowingly, and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.
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                              13.  AGENT'S REPORT
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
Do you have reason to believe that the Contract applied for may replace an
existing annuity or insurance policy?                                                     [ ] Yes  [ ] No

(If yes, list carrier, policy number, whether Section 1035 exchange, and attach State Replacement Form if applicable.)

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

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Agent's Legal Name (PRINTED)     SS#     License Number (Florida only)      AgencyName/Broker-Dealer/Branch


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Agent's Business Address               Business Phone                       Signature of Agent          Agent's E-Mail Address

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
Designation:    [ ]  Program A   [ ]  Program B    [ ]  Program C  Once selected, Program cannot be changed.
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